UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 5, 2008

CANDELA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-14742	04-2477008
(Commission File Number)	(I.R.S. Employer Identification Number)

530 Boston Post Road, Wayland, Massachusetts	01778
(Address of Principal Executive Offices)	(Zip Code)

(508) 358-7400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On December 5, 2008, Candela Corporation (the “Company”) issued a press release announcing that if its stockholders authorize the proposed amendment to its certificate of incorporation to authorize blank-check preferred stock at the annual meeting of stockholders to be held on December 12, 2008 (the “Annual Meeting”), then the Company will not issue any shares of preferred stock having rights, preferences, or privileges superior to its common stock without the prior approval of the Company’s common stockholders (other than any issuance of preferred stock pursuant to the terms of a stockholder’s rights plan, if any, whereby the rights to purchase preferred stock would have been distributed to the Company’s common stockholders on a pro rata basis in accordance with the terms of any such plan).  The Company also confirmed that it does not presently have any intention, plan, understanding, arrangement, or agreement to issue any shares of preferred stock.  A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

The Company sent, or may send, a letter to certain stockholders reminding the stockholders that the Board of Directors of the Company unanimously recommends that stockholders vote for all proposals set forth in the definitive proxy statement relating to its Annual Meeting.  A form of this letter to stockholders is furnished as Exhibit 99.2 to this Form 8-K.  Additionally, the Company sent, or may send, a letter to certain stockholders reminding the stockholders that the Board of Directors of the Company unanimously recommends that stockholders vote for all proposals set forth in the definitive proxy statement relating to the Annual Meeting.  The letter also advises stockholders that RiskMetrics, a leading independent proxy voting and corporate governance advisory firm, has also recommended that shareholders vote for approval of the Company’s 2008 Stock Plan and an amendment to the certificate of incorporation of the Company to create a class of preferred stock.  A form of this letter to stockholders is furnished as Exhibit 99.3 to this Form 8-K.

Additional Information and Where to Find It:  On November 12, 2008, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) relating to the Annual Meeting.  On or about November 12, 2008, the Company began mailing to its stockholders the definitive proxy statement and the accompanying annual report for the fiscal year ended June 28, 2008.  The Company’s stockholders are urged to read the definitive proxy statement and the accompanying annual report because they contain important information about the Company (including information regarding the proposed amendment to authorize blank-check preferred stock and information about the Company’s directors and executive officers), the Annual Meeting, and the matters upon which stockholders will act at the Annual Meeting.

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC.  The Company’s filings are available to the public over the internet at the SEC’s web site at http://www.sec.gov.  Stockholders and investors may also read and copy any document that the Company files with the SEC at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549.  Stockholders and investors can obtain further information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330.  Stockholders and investors may request a copy of any of these documents at no cost (other than an exhibit to the filing unless the Company has specifically incorporated that exhibit by reference into the filing), by telephoning the Company at 508-358-7400 or by writing to the Company at the following address:

Candela Corporation

530 Boston Post Road

Wayland, Massachusetts 01778

Attention: Paul R. Lucchese, Secretary

Safe Harbor Statement:  Except for the historical information contained herein, this news release contains forward-looking statements that constitute Candela Corporation’s current intentions, hopes, beliefs, expectations or predictions of the future, which are therefore inherently subject to risks and uncertainties. These statements include declarations regarding our or our management’s beliefs and current expectations.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology.  These forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements.  The risks and uncertainties that may affect forward-looking statements include, among others: the availability of, and our ability to successfully implement strategic and operational alternatives, the pendency of re-examinations of the ‘844 Patent and the ‘568 Patent before the PTO, our alleged infringement of the ‘844 Patent and the ‘568 Patent, the validity of the ‘844 Patent and the ‘568 Patent, our expected legal expenses, our exploration of strategic and operational alternatives, the expected recovery of our industry, our future revenue, gross margin, expense levels and earnings, our growth prospects, market acceptance of our products, the strength of our distribution channels, our ability to add new products, our ability to expand regulatory approvals and the liquidity of our common stock, the cancellation or deferral of customer orders, the risk of a material adverse judgment or increased litigation-related expenses  in pending litigation matters, dependence on a small number of strategic distribution relationships, difficulties in the timely development and market acceptance of new products, unanticipated increases in expenses, market developments that vary from the current public expectations concerning the growth of the laser industry, increased competitive pressures, changes in economic conditions, or difficulties in obtaining timely regulatory approvals. Further information on factors that could affect Candela’s performance is included in Candela’s periodic reports filed with the SEC. Candela cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Candela expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Candela’s expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 8.01.  Other Events.

As discussed in Item 7.01, on December 5, 2008, the Company issued a press release announcing that if its stockholders authorize the proposed amendment to its certificate of incorporation to authorize blank-check preferred stock at the Annual Meeting, then the Company will not issue any shares of preferred stock having rights, preferences, or privileges superior to its common stock without the prior approval of the Company’s common stockholders (other than any issuance of preferred stock pursuant to the terms of a stockholder’s rights plan, if any, whereby the rights to purchase preferred stock would have been distributed to the Company’s common stockholders on a pro rata basis in accordance with the terms of any such plan).  The Company also confirmed that it does not presently have any intention, plan, understanding, arrangement, or agreement to issue any shares of preferred stock.

As discussed in Item 7.01, the Company sent, or may send, a letter to certain stockholders reminding the stockholders that the Board of Directors of the Company unanimously recommends that stockholders vote for all proposals set forth in the definitive proxy statement relating to its Annual Meeting.  Additionally, the Company sent, or may send, a letter to certain stockholders reminding the stockholders that the Board of Directors of the Company unanimously recommends that stockholders vote for all proposals set forth in the definitive proxy statement relating to the Annual Meeting.  The letter also advises stockholders that RiskMetrics, a leading independent proxy voting and corporate governance advisory firm, has also recommended that shareholders vote for approval of the Company’s 2008 Stock Plan and an amendment to the certificate of incorporation of the Company to create a class of preferred stock.

The disclosure under the caption “Safe Harbor Statement” appearing in Item 7.01 is hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 5, 2008

99.2	Form of Letter to Stockholders

99.3	Form of Letter to Stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANDELA CORPORATION

By:	/s/ Gerard E. Puorro
Gerard E. Puorro
(President, Chief Executive Officer and Director) (Principal Executive Officer)

Date:  December 5, 2008

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 5, 2008

99.2	Form of Letter to Stockholders

99.3	Form of Letter to Stockholders